UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2014

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5818 El Camino Real, Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 431-9286

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Orthotec, LLC Litigation Settlement

On March 15, 2014, Alphatec Holdings, Inc. (the “Company”), OrthoTec, LLC and certain other parties, including certain directors and affiliates of the Company, entered into a binding term sheet to settle the pending litigation in the OrthoTec, LLC vs. Surgiview S.A.S., et al. legal matter and all other related litigation matters involving the Company and its directors and affiliates. Pursuant to the binding term sheet, the Company has agreed to pay OrthoTec $49 million in cash, with initial cash payments totaling $1.75 million by March 31, 2014 and an additional $15.75 million payment within 25 days of the closing of the Facility Agreement (as defined below). The remaining $31.5 million will be paid to OrthoTec in installments of $1.1 million paid quarterly, beginning in the fourth quarter of 2014. HealthpointCapital has agreed to contribute $5 million to the $49 million settlement amount. A 7% simple interest rate will accrue on the unpaid portion of the $31.5 million. All accrued interest is not payable until the $49 million is paid, and such accrued interest shall be paid in $1.1 million installments each quarter after the entire $49 million is paid. No interest accrues on the accrued interest. This settlement will result in mutual releases of all claims and the dismissal of the case in the Superior Court of California, Los Angeles County and all other related litigation matters involving the Company, its directors and affiliates. Upon payment of the $15.75 million, the parties will execute and file dismissals with prejudice of all litigation matters. The parties anticipate entering into a long-form settlement agreement memorializing the terms of the binding term sheet. The foregoing summary of the binding term sheet is not complete and is qualified in its entirety by reference to the provisions of the binding term sheet and the settlement agreement, which, as applicable, will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2014.

Facility Agreement

On March 17, 2014, the Company entered into a Facility Agreement (the “Facility Agreement”) with Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P., and Deerfield Special Situations International Master Fund, L.P. (collectively, “Deerfield”), pursuant to which Deerfield agreed to loan the Company up to $50 million, subject to the terms and conditions set forth in the Facility Agreement (the “Financing”). Under the terms of the Facility Agreement, the Company has the option, but is not required, upon certain conditions to draw the entire amount available under the Facility Agreement, at any time until January 30, 2015 provided that the initial draw be used for a portion of the payments made in connection with the OrthoTec, LLC settlement described above (the “Litigation Satisfaction”). Following such initial draw down, the Company may draw down additional amounts under the Facility Agreement up to an aggregate of $15.0 million for working capital or general corporate purposes. In addition, in the event the Litigation Satisfaction has not occurred prior to December 15, 2014, the Company may request no later than January 30, 2015 a draw of the entire amount available under the Facility Agreement (an “End-Term Draw”); provided that such amount will remain in a special deposit account until the Litigation Satisfaction occurs. The Company agreed to pay Deerfield, upon each disbursement of funds under the Facility Agreement, a transaction fee equal to 2.5% of the principal amount of the funds disbursed.

Any amounts drawn under the Facility Agreement accrue interest at a rate of 8.75% per annum. Accrued interest is payable quarterly in cash. At any time after the third anniversary of the first disbursement, the Company has the right to prepay any amounts owed at a price equal to all accrued and unpaid interest, fees, late charges and other amounts then due and owing on the principal amount repaid plus 105% of the outstanding principal amount repaid. One-third of the aggregate principal amount outstanding under the Facility Agreement is payable on each of the third, fourth and fifth anniversaries of the first disbursement of funds. The Facility Agreement also includes several potential events of default, such as payment default, insolvency conditions and the consummation of certain change of control transactions, which could cause interest to be charged at a specified rate above the rate effective immediately before the event of default or result in Deerfield’s right to declare all outstanding obligations immediately due and payable.

The Facility Agreement also contains various representations and warranties, and affirmative and negative covenants, customary for financings of this type, including reporting requirements, requirements that the Company maintain timely SEC reporting and restrictions on the ability of the Company and its subsidiaries to incur additional liens on their assets, incur additional indebtedness and acquire and dispose of assets outside the ordinary course of business.

Security Agreement

Concurrently with entering into the Facility Agreement, the Company, Alphatec Spine, Inc., a California corporation and a wholly owned subsidiary of the Company (“Alphatec Spine”), Alphatec International LLC, a Delaware limited liability company and an indirect subsidiary of the Company (“Alphatec International”), and Alphatec Pacific, Inc., a Japanese corporation and a subsidiary of the Company (“Alphatec Pacific”) (collectively, Alphatec Spine, Alphatec International and Alphatec Pacific shall be referred to as the “Alphatec Subsidiaries” and the Alphatec Subsidiaries together with the Company shall be referred to as “Alphatec”) entered into a Guaranty and Security Agreement with Deerfield (the “Security Agreement”) under which: (i) the Alphatec Subsidiaries guaranteed the obligations of the Company under the Facility Agreement; and (ii) Alphatec, as security for the Company’s repayment of its obligations under the Facility Agreement and for the performance of Alphatec’s obligations under the Security Agreement, granted to Deerfield a security interest in substantially all of Alphatec’s assets, and all proceeds and products thereof. Deerfield’s security interest under the Security Agreement will be subordinated to the security interest granted by Alphatec under the Company’s existing senior secured credit facility with MidCap (as defined below).

Warrants

In connection with the execution of the Facility Agreement, on March 17, 2014, the Company issued to Deerfield warrants to purchase up to 6,250,000 shares of the Company’s common stock (the “Common Stock”) at an exercise price equal to $1.39 (the “Initial Warrants”). In addition, as noted above, the Company has the right to draw down on the Facility Agreement one or more cash disbursements in the minimum amount of $2.5 million per disbursement. Each additional disbursement will be accompanied by the issuance to Deerfield of warrants (the “Draw Warrants”) to purchase a number of shares of Common Stock equal to 10,000,000 multiplied by a fraction, the numerator of which is the amount of such disbursement, and the denominator of which is 50,000,000. The exercise price of the Draw Warrants shall be equal to the lower of $1.39 and the daily Volume Weighted Average Price (as defined in the Draw Warrants) per share of Common Stock for the fifteen consecutive trading day period following receipt by Deerfield of the draw notice. In addition, in the event the Company effects an End-Term Draw, the Company is required to issue warrants (the “End-Term Draw Warrants,” together with the Initial Warrants and the Draw Warrants, collectively, the “Warrants”) to Deerfield to purchase up to 1,000,000 shares of Common Stock, at an exercise price equal to the lower of $1.39 and the daily Volume Weighted Average Price per share of Common Stock for the fifteen consecutive trading day period following receipt by Deerfield of the draw notice for the End-Term Draw. If the Company, in its discretion, elects to draw down the entire $50 million under the Facility Agreement, then the Company will have issued Warrants to purchase a total of 16,250,000 shares of Common Stock, excluding the End-Term Draw Warrants. The number of shares of Common Stock into which a Warrant is exercisable and the exercise price of any Warrant will be adjusted to reflect any stock splits, recapitalizations or similar adjustments in the number of outstanding shares of Common Stock.

Each Warrant issued under the Facility Agreement expires on the sixth anniversary of its issuance and contains certain limitations that prevent the holder from acquiring shares upon exercise of a Warrant that would result in the number of shares beneficially owned by it to exceed 9.985% of the total number of shares of Common Stock then issued and outstanding.

The holder of a Warrant may exercise the Warrant either for cash or on a cashless basis. In connection with certain Major Transactions (as defined in the Warrant), including certain changes of control of the Company or the sale of more than 50% of the Company’s assets, the holder may have the option to receive, in exchange for the Warrant, a number of shares of Common Stock equal to the Black-Scholes value of the Warrant, as calculated pursuant to the terms of the Warrant. In certain circumstances, a portion of such payment may be made in cash rather than in shares of Common Stock.

Registration Rights Agreement

In connection with the Financing, the Company entered into a Registration Rights Agreement with Deerfield (the “Registration Rights Agreement”) obligating the Company to register for resale the shares of Common Stock issuable upon the exercise of the Warrants on a registration statement on Form S-3 (or if Form S-3 is not then available, such other form of registration statement as is then available) to be filed with the Securities and Exchange Commission within 45 days of the issuance of the Initial Warrant and within 20 days after the date on which any other Warrants may be issued.

First Amendment to MidCap Credit Facility

On March 17, 2014, Alphatec entered into a First Amendment to Amended and Restated Credit, Security and Guaranty Agreement (the “First Amendment”) with MidCap Funding IV, LLC as Administrative Agent and lender (“MidCap”) and other lenders from time to time a party thereto (together with MidCap, the “Lenders”). The First Amendment permits, among other things, the Company’s execution of, and borrowing of loans, under the Facility Agreement and Alphatec’s granting of liens as security therefore, and the consummation of a Litigation Satisfaction and the completion of certain conditions.

The foregoing summaries of the Facility Agreement, the Security Agreement, the Warrants, the Registration Rights Agreement and the First Amendment are not complete and are qualified in their entirety by reference to these agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above relating to the settlement of the OrthoTec, LLC litigation and the Facility Agreement is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sale of Equity Securities.

The Warrants described in Item 1.01 above were offered and sold in reliance upon the exemption from registration provided by Section 4(2) under the Securities Act of 1933 (the “Securities Act”). The Facility Agreement contains representations to support the Company’s reasonable belief that Deerfield had access to information concerning its operations and financial condition, that Deerfield is acquiring the Warrants for its own account and not with a view to the distribution thereof, and that Deerfield is an “accredited investor” as defined by Rule 501 promulgated under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company cautions investors that there can be no assurance that actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Forward looking statements include, but are not limited to, statements with respect to: the execution of an agreement memorializing the terms of the binding OrthoTec term sheet; and the expected funding under the Facility Agreement in connection with the Litigation Satisfaction or otherwise and related actions thereunder. The important factors that could cause actual operating results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to, the risk that funding from Deerfield may not be completed when expected, or at all, including as a result of the Company’s failure to meet the conditions required for draws under the Facility Agreement. Please refer to the risks detailed from time to time in the Company’s SEC reports, including its Annual Report Form 10-K for the year ended December 31, 2012, filed on March 4, 2013 with the SEC, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Warrant to Purchase Common Stock

4.2	Registration Rights Agreement, dated March 17, 2014, by and among Alphatec Holdings, Inc., Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P. and Deerfield Special Situations International Master Fund, L.P.

10.1†	Facility Agreement, dated March 17, 2014, by and among Alphatec Holdings, Inc., Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P., and Deerfield Special Situations International Master Fund, L.P.

10.2	Guaranty and Security Agreement

10.3†	First Amendment to Amended and Restated Credit, Security and Guaranty Agreement, dated March 17, 2014, with MidCap Funding IV, LLC as Administrative Agent and lender and other lenders from time to time a party thereto

†	Confidential treatment has been requested from the Securities and Exchange Commission as to certain portions of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATEC HOLDINGS, INC. (Registrant)

Date: March 18, 2014	/s/ Ebun S. Garner, Esq.
Ebun S. Garner, Esq.
General Counsel and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant to Purchase Common Stock

4.2	Registration Rights Agreement, dated March 17, 2014, by and among Alphatec Holdings, Inc., Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P. and Deerfield Special Situations International Master Fund, L.P.

10.1†	Facility Agreement, dated March 17, 2014, by and among Alphatec Holdings, Inc., Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P., and Deerfield Special Situations International Master Fund, L.P.

10.2	Guaranty and Security Agreement

10.3†	First Amendment to Amended and Restated Credit, Security and Guaranty Agreement, dated March 17, 2014, with MidCap Funding IV, LLC as Administrative Agent and lender and other lenders from time to time a party thereto

†	Confidential treatment has been requested from the Securities and Exchange Commission as to certain portions of this document.